THRIVENT SERIES FUND, INC.

Supplement to Statement of Additional Information Dated April 29, 2005

The paragraph titled "Repurchase Agreements" under the section titled "Investment Policies and Restrictions" is amended to read as follows:

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans ("Thrivent Financial") (or a subadviser) to be creditworthy.

The date of this Supplement is October 4, 2005.

Please include this Supplement with your Statement of Additional Information.